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                                                                    EXHIBIT 99.2

CR-89645                                           [Registrar of Companies Seal]

                 Certificate of Incorporation On Change of Name

                            I DO HEREBY CERTIFY that

                            TRANSOCEAN OFFSHORE INC.

            having by Special Resolution dated 29th of December 1999
             changed it name, is now incorporated under the name of

                          TRANSOCEAN SEDCO FOREX INC.


                              Given under my hand and Seal at George Town in the Island of Grand Cayman this Twenty-Ninth day of December One Thousand Nine Hundred Ninety-Nine
CERTIFIED TO BE A TRUE AND CORRECT COPY

/s/   C. Y. Jefferson
    -------------------------
    CINDY Y. JEFFERSON
    Dep. Registrar of Companies

                                  An Authorised Officer,
Date    December 29, 1999         Registry of Companies,
     --------------------         Cayman Islands, B.W.I.